UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.
Comerica maintains the Comerica Incorporated Preferred Savings Plan, including its Defined Contribution Feature (collectively, the “401(k) Plan”), and one of the investments in the 401(k) Plan is common stock of Comerica, par value $5.00 per share (“Comerica Common Stock”), which is held through a Comerica Common Stock fund (the “Comerica Stock Fund”). Under the 401(k) Plan, the Comerica Stock Fund has been generally frozen to new investments since September 16, 2008 (other than the continuing reinvestment of cash dividends on Comerica Stock Fund investments that existed prior to September 16, 2008).
In order to transition the administrative record-keeping of the 401(k) Plan from the current service provider to a new service provider, Fidelity Investments, a “blackout period” will be imposed on transactions involving the Comerica Stock Fund under the 401(k) Plan. During the blackout period, account files will be moved to the new service provider, processed and verified for accuracy. During the blackout period, participants in the 401(k) Plan will be temporarily unable, among other things, to change investment elections and fund allocations in the 401(k) Plan with respect to the Comerica Stock Fund, to take distributions (including final distributions) of amounts invested in the Comerica Stock Fund under the 401(k) Plan, and to take loans of money invested in the Comerica Stock Fund under the 401(k) Plan. The blackout period for the 401(k) Plan is expected to begin at 4 p.m. Eastern Time on June 26, 2020 and is expected to end during the calendar week of July 12, 2020. The Company received a notice under section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 with respect to the blackout period on April 27, 2020.
As a result of the foregoing, on April 30, 2020, the Company sent a notice to its directors and executive officers informing them of the blackout period, during which time they will be prohibited from engaging in certain transactions in equity securities of the Company (the “Notice”). The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
The individuals designated to respond to inquiries regarding the blackout period are Nicole Gersch, Senior Vice President and General Counsel, Corporate Finance and Securities, Comerica Incorporated, 1717 Main Street, MC 6506, Dallas, Texas, 75201, Telephone: (214) 462-4302 or Jennifer Perry, Senior Vice President and Assistant General Counsel, Corporate Finance and Securities, Comerica Incorporated, 1717 Main Street, MC 6506, Dallas, Texas, 75201, Telephone: (214) 462-4311. During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting either of the above individuals.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Comerica Incorporated ("Comerica") held its 2020 Annual Meeting of Shareholders on April 28, 2020.  Matters voted upon by shareholders at that meeting were:

(i)	the election of eleven directors;
(ii)	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2020; and
(iii)	the approval of a non-binding, advisory proposal approving executive compensation.

The final number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The director nominees listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a director with a one-year term expiring in 2021.  The results were as follows:

Director Nominees	For	Against	Abstained	Broker Non-Vote
Michael E. Collins	104,414,402	645,852	156,055	14,702,863
Roger A. Cregg	100,566,773	4,520,646	128,890	14,702,863
T. Kevin DeNicola	100,249,650	4,844,572	122,087	14,702,863
Curtis C. Farmer	98,599,348	5,851,208	765,753	14,702,863
Jacqueline P. Kane	101,885,810	3,186,234	144,265	14,702,863
Richard G. Lindner	101,226,484	3,852,961	136,864	14,702,863
Barbara R. Smith	104,606,617	495,266	114,426	14,702,863
Robert S. Taubman	101,331,275	3,750,245	134,789	14,702,863
Reginald M. Turner, Jr.	100,432,589	4,658,208	125,512	14,702,863
Nina G. Vaca	102,042,250	3,008,420	165,639	14,702,863
Michael G. Van de Ven	104,252,069	835,038	129,202	14,702,863

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
113,968,105	5,862,512	88,555	0

Proposal 3

The nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
100,060,981	4,631,051	524,277	14,702,863

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS .

(d) Exhibits
99.1 Notice of Blackout Period to Directors and Executive Officers of Comerica Incorporated dated April 30, 2020
104 The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ John D. Buchanan
Name:    John D. Buchanan
Title:    Executive Vice President - Chief Legal Officer

Date: April 30, 2020